UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

KaloBios Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35798	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Marina Boulevard, Suite 250
Brisbane, CA  94005-1878
 (Address of principal executive offices, including zip code)

(650) 243-3100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 1, 2016, KaloBios Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Black Horse Capital LP, Black Horse Capital Master Fund Ltd., Cheval Holdings, Ltd., and Nomis Bay LTD (collectively, the “Initial Purchasers”). Pursuant to the SPA, the Company issued an aggregate of 7,624,643 shares of its common stock to the Initial Purchasers. The Company understands that pursuant to subsequent assignments, certain of these shares and rights of the Initial Purchasers under the SPA related thereto were assigned to Acqua Wellington Opportunity, LP and H&M Ventures II LLC (together with the Initial Purchasers, the “Purchasers”). Under the original terms of the SPA, the Company was required to:

•
use commercially reasonable efforts to cause a registration statement registering the resale by the Purchasers of the shares issuable under the SPA to be declared effective by the SEC no later than December 27, 2016;

•
keep the registration statement effective until all of the shares issued pursuant to the SPA are eligible for resale by the Purchasers without volume restrictions under an exemption from registration under the Securities Act; and

•
issue additional shares of common stock to the Purchasers in an amount equivalent to 10.0% of the shares originally purchased under the SPA that are then held by the Purchasers, if the registration statement had not been declared effective by December 27, 2016 and any of the shares issued pursuant to the SPA are not eligible to be sold under Rule 144, during each subsequent thirty day period (or portion thereof) until the registration statement is declared effective.

On October 28, 2016, the Company and the Purchasers entered into an amendment to the SPA, which required the Company to file a resale registration statement by January 10, 2017 and cause it to become effective no later than March 31, 2017. The requirement to issue additional shares to the Purchasers if effectiveness of the resale registration statement is delayed beyond March 31, 2017 would not be implicated until April 1, 2017.

On December 19, 2016, the Company and the Purchasers entered into a second amendment to the SPA, which required the Company to file a resale registration statement by March 17, 2017 and cause it to become effective no later than June 19, 2017. The requirement to issue additional shares to the Purchasers if effectiveness of the resale registration statement is delayed beyond June 19, 2017 would not be implicated until June 20, 2017.

The Company timely filed a registration statement on Form S-1 on March 17, 2017 and has used commercially reasonable efforts to obtain effectiveness within the required timeframe.

On June 29, 2017, the Company and the Purchasers entered into a third amendment to the SPA, which now requires the Company to cause the resale registration statement to become effective no later than July 30, 2017. The requirement to issue additional shares to the Purchasers if effectiveness of the resale registration statement is delayed beyond July 30, 2017 will not be implicated until July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/Cameron Durrant
Name: Cameron Durrant Title: Chairman of the Board and Chief Executive Officer

Dated: July 5, 2017